Exhibit 99.1

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On April 23, 2021, Alpine Income Property Trust, Inc. (the “Company”) completed the acquisition of one net leased property (the “Single Property”) located in North Richland Hills, Texas from a subsidiary of CTO Realty Growth, Inc. (“CTO”) for a cash purchase price of $11.5 million. The acquisition was funded utilizing a draw on the Company’s revolving credit facility.

On June 30, 2021, the Company completed the acquisition of an additional six net leased properties (the “CMBS Portfolio”) from certain subsidiaries of CTO (the “Sellers”) for an aggregate purchase price of $44.5 million. Pursuant to the purchase and sale agreement, made as of April 2, 2021 and as amended on April 20, 2021, among the Company’s operating partnership subsidiary, Alpine Income Property OP, LP (the “Operating Partnership”), and the Sellers, the Operating Partnership and the Sellers entered into an assignment and assumption of a certain loan agreement dated September 30, 2014. The outstanding principal balance of the loan assumed at the time of acquisition totaled $30.0 million, and the loan bears a fixed interest rate of 4.33%. The loan matures in October 2034 and is prepayable without penalty beginning in October 2024. The acquisition of the CMBS Portfolio was funded utilizing available cash, net of the $30.0 million loan assumed.

The following unaudited pro forma consolidated balance sheet as of March 31, 2021, unaudited pro forma consolidated statement of operations for the three months ended March 31, 2021, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 (collectively, the “Unaudited Pro Forma Financials”) give effect to the acquisition by the Company of (i) the Single Property, (ii) the CMBS Portfolio, and (iii) additional net leased properties during the six months ended June 30, 2021 (the “2021 Acquisitions”). The adjustments in the Unaudited Pro Forma Financials that are related to the 2021 Acquisitions are referred to herein as the “2021 Acquisition Transaction Accounting Adjustments.”

2021 Acquisition Transaction Accounting Adjustments

The Unaudited Pro Forma Financials present the effects of the 2021 Acquisitions as though they had occurred on January 1, 2020, the beginning of the earliest applicable reporting period. The 2021 Acquisitions were funded utilizing (a) available cash, (b) draws on the Company’s revolving credit facility, (c) proceeds from the Company’s term loan, (d) the $30.0 million loan assumed in connection with the CMBS Portfolio acquisition, and (e) the issuance of units of the Company’s Operating Partnership (“OP Units”).

Unaudited Pro Forma Financials

The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the 2021 Acquisitions occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2021

(In thousands, except share and per share data)

	Historical	2021 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
ASSETS
Real Estate:
Land, at cost	$88,635	$30,455	[A]	$119,090
Building and Improvements, at cost	156,143	41,865	[A]	198,008
Total Real Estate, at cost	244,778	72,320		317,098
Less, Accumulated Depreciation	(8,499)	—		(8,499)
Real Estate—Net	236,279	72,320		308,599
Cash and Cash Equivalents	1,548	—		1,548
Intangible Lease Assets—Net	39,005	10,539	[A]	49,544
Straight-Line Rent Adjustment	1,920	—		1,920
Other Assets	2,185	(41)	[B]	2,144
Total Assets	$280,937	$82,818		$363,755
LIABILITIES AND EQUITY
Liabilities:
Accounts Payable, Accrued Expenses, and Other Liabilities	$1,159	$—		$1,159
Prepaid Rent and Deferred Revenue	1,313	—		1,313
Intangible Lease Liabilities—Net	3,348	1,124	[A]	4,472
Long-Term Debt	119,309	73,684	[C]	192,993
Total Liabilities	125,129	74,808		199,937
Commitments and Contingencies
Equity:
Preferred Stock, $0.01 par value per share, 100 million shares authorized, no shares issued and outstanding as of March 31, 2021	—	—		—
Common Stock, $0.01 par value per share, 500 million shares authorized, 7,896,542 shares issued and outstanding as of March 31, 2021	79	—		79
Additional Paid-in Capital	140,591	—		140,591
Dividends in Excess of Net Income	(7,169)	—		(7,169)
Accumulated Other Comprehensive Income	195	—		195
Stockholders' Equity	133,696	—		133,696
Noncontrolling Interest	22,112	8,010	[D]	30,122
Total Equity	155,808	8,010		163,818
Total Liabilities and Equity	$280,937	$82,818		$363,755

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

(In thousands, except share and per share data)

	Historical	2021 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
Revenues:
Lease Income	$5,890	$2,182	[A][B]	$8,072
Total Revenues	5,890	2,182		8,072
Operating Expenses:
Real Estate Expenses	651	204	[A]	855
General and Administrative Expenses	1,030	—		1,030
Depreciation and Amortization	3,143	975	[B]	4,118
Total Operating Expenses	4,824	1,179		6,003
Net Income from Operations	1,066	1,003		2,069
Interest Expense	555	555	[C]	1,110
Net Income	511	448		959
Less: Net Income Attributable to Noncontrolling Interest	(71)	(112)	[D]	(183)
Net Income Attributable to Alpine Income Property Trust, Inc.	$440	$336		$776

Per Common Share Data:
Net Income Attributable to Alpine Income Property Trust, Inc.
Basic	$0.06	$0.04		$0.10
Diluted	$0.05	$0.04		$0.08
Weighted Average Number of Common Shares:
Basic	7,565,429	7,565,429		7,565,429
Diluted	8,789,283	9,214,234	[E]	9,214,234

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands, except share and per share data)

	Historical	2021 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
Revenues:
Lease Income	$19,248	$8,581	[A][B]	$27,829
Total Revenues	19,248	8,581		27,829
Operating Expenses:
Real Estate Expenses	2,316	860	[A]	3,176
General and Administrative Expenses	4,660	—		4,660
Depreciation and Amortization	9,949	4,170	[B]	14,119
Total Operating Expenses	16,925	5,030		21,955
Gain on Disposition of Assets	287	—		287
Net Income from Operations	2,610	3,551		6,161
Interest Expense	1,464	2,352	[C]	3,816
Net Income	1,146	1,199		2,345
Less: Net Income Attributable to Noncontrolling Interest	(161)	(302)	[D]	(463)
Net Income Attributable to Alpine Income Property Trust, Inc.	$985	$897		$1,882

Per Common Share Data:
Net Income Attributable to Alpine Income Property Trust, Inc.
Basic	$0.13	$0.12		$0.25
Diluted	$0.11	$0.10		$0.20
Weighted Average Number of Common Shares:
Basic	7,588,349	7,588,349		7,588,349
Diluted	8,812,203	9,237,154	[E]	9,237,154

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet as of March 31, 2021, unaudited pro forma consolidated statement of operations for the three months ended March 31, 2021, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 (collectively, the “Unaudited Pro Forma Financials”) give effect to the acquisition by the Company of (i) the Single Property, (ii) the CMBS Portfolio, and (iii) additional net leased properties during the six months ended June 30, 2021 (the “2021 Acquisitions”). The adjustments in the Unaudited Pro Forma Financials that are related to the 2021 Acquisitions are referred to herein as the “2021 Acquisition Transaction Accounting Adjustments.”

2021 Acquisition Transaction Accounting Adjustments. The Unaudited Pro Forma Financials present the effects of the 2021 Acquisitions as though they had occurred on January 1, 2020, the beginning of the earliest applicable reporting period. The 2021 Acquisitions were funded utilizing (a) available cash, (b) draws on the Company’s revolving credit facility, (c) proceeds from the Company’s term loan, (d) the $30.0 million loan assumed in connection with the CMBS Portfolio acquisition, and (e) the issuance of units of the Company’s operating partnership, Alpine Income Property OP, LP (“OP Units”).

Unaudited Pro Forma Financials. The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the 2021 Acquisitions occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

NOTE 2. PRO FORMA ADJUSTMENTS

Pro Forma Consolidated Balance Sheet as of March 31, 2021

[A] Represents the fair value of the income properties included in the 2021 Acquisitions that occurred subsequent to March 31, 2021 which are allocated to the acquired tangible assets, consisting of land, building and improvements, and identified intangible lease assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs. The fair value allocations were provided by a third-party valuation company, excluding two properties as the valuations had not yet been completed. The Company allocated the fair value of such properties based on the average allocation of properties acquired during the six months ended June 30, 2021 for which fair value allocations were received. The estimated allocation for these properties reflected in the unaudited pro forma consolidated balance sheet as of March 31, 2021 could be materially different than the actual allocations obtained from the third-party valuations when received.

The following represents the allocation of total acquisition costs for the 2021 Acquisitions that occurred subsequent to March 31, 2021 (in thousands):

Allocation of Purchase Price:
Land, at cost	$30,455
Building and Improvements, at cost	41,865
Intangible Lease Assets	10,539
Intangible Lease Liabilities	(1,124)
Total Acquisition Cost - Purchase Price plus Acquisition Costs	$81,735

[B] Represents return of $0.1 million in earnest money deposits, made prior to March 31, 2021, in addition to $0.06 million in net cash pro-rations at closing.

[C] Represents draws on the Company’s revolving credit facility of $43.7 million and the $30.0 loan assumed in connection with the CMBS Portfolio acquisition related to the purchase price of the 2021 Acquisitions that occurred subsequent to March 31, 2021.

[D] Represents an aggregate of 424,951 OP Units, having an aggregate value of $8.0 million, issued by the Company in exchange for partial consideration of certain of the properties included in the 2021 Acquisitions.

Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2021

[A] Represents aggregate adjustments to lease income totaling $2.2 million, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of the lease income totaling $0.2 million for the three months ended March 31, 2021. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustment reflects the estimated incremental straight-line rental income to be recognized over the remaining life of the leases for the 2021 Acquisitions as of the acquisition date as though they had occurred on January 1, 2020. Comparatively, the straight-line rental income that had been recorded in the Historical Summary of Revenues and Direct Expenses for the Single Property and CMBS Portfolio was calculated as if the acquisition had incurred at inception of the lease for the relevant periods.

[B] Represents the depreciation and amortization of real estate acquired related to the 2021 Acquisitions which totaled $1.0 million for the three months ended March 31, 2021 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to lease income which totaled $0.03 million for the three months ended March 31, 2021 and is included in the $2.2 million increase referred to in Note [A] above.

[C] Represents additional interest expense of $0.6 million related to (i) draws on the Company’s revolving credit facility totaling $43.7 million to fund the 2021 Acquisitions that occurred subsequent to March 31, 2021 and (ii) the $30.0 million loan assumed in connection with the CMBS Portfolio acquisition.

[D] Represents the allocation of net income attributable to the noncontrolling interest.

[E] Represents the increase in diluted shares outstanding for the 424,951 OP Units issued by the Operating Partnership in exchange for partial consideration of certain of the properties included in the 2021 Acquisitions.

Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2020

[A] Represents aggregate adjustments to lease income totaling $8.6 million, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of the lease income totaling $0.9 million for the year ended December 31, 2020. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustment reflects the estimated incremental straight-line rental income to be recognized over the remaining life of the leases for the 2021 Acquisitions as of the acquisition date as though they had occurred on January 1, 2020. Comparatively, the straight-line rental income that had been recorded in the Historical Summary of Revenues and Direct Expenses for the Single Property and CMBS Portfolio was calculated as if the acquisition had incurred at inception of the lease for the relevant periods.

[B] Represents the depreciation and amortization of real estate acquired related to the 2021 Acquisitions which totaled $4.2 million for the year ended December 31, 2020 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to lease income which totaled $0.1 million for the year ended December 31, 2020 and is included in the $8.6 million increase referred to in Note [A] above.

[C] Represents additional interest expense of $2.4 million related to (i) draws on the Company’s revolving credit facility totaling $65.8 million to fund the 2021 Acquisitions that occurred subsequent to December 31, 2020 and (ii) the $30.0 million loan assumed in connection with the CMBS Portfolio acquisition.

[D] Represents the allocation of net income attributable to the noncontrolling interest.

[E] Represents the increase in diluted shares outstanding for the 424,951 OP Units issued by the Operating Partnership in exchange for partial consideration of certain of the properties included in the 2021 Acquisitions.